                                                                   Exhibit 10.28


                                                                  EXECUTION COPY

                    AMENDMENT NUMBER THREE TO LOAN AGREEMENT
                    ----------------------------------------

     Third Amendment entered into as of June 1, 1999, among MEDALLION FUNDING CORP., a New York corporation ("Borrower"), the banks that are signatories hereto (collectively, the "Banks" and individually, a "Bank"), FLEET BANK, NATIONAL ASSOCIATION, as swing line lender (the "Swing Line Lender"), as Arranger and as Administrative Agent and Collateral Agent for the Banks (including any successor, the "Agent") and The Bank of New York, as Documentation Agent for the Banks (including any successor, the "Documentation Agent");

     WHEREAS, the Borrower, the Banks, the Agent and the Documentation Agent are parties to an Amended and Restated Loan Agreement dated as of December 24, 1997, which Amended and Restated Loan Agreement was amended pursuant to Amendment Number One thereto dated as of February 5, 1998 and Amendment Number Two thereto dated as of December 11, 1.998 (such Amended and Restated Loan Agreement as so amended is referred to herein as the "Agreement"); and

     WHEREAS, the Borrower has requested that the Banks and the Agent amend, and the Banks and the Agent have agreed to amend, certain provisions of the Agreement;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1.   The Agreement is hereby amended as follows:

     (a)  Section l.l is hereby amended by:

          (i) amending the definition of "Borrowing Base Certificate" to read in its entirety as follows:

               ""Borrowing Base Certificate" shall mean a certificate
                 --------------------------
          substantially in the form of Exhibit A to the Third Amendment;."
                                       ---------

          (ii) amending the definition of "Edwards Debt" to read in its entirety as follows:

               ""Edwards Debt" shall mean the outstanding amount owed by the
                 ------------
          Borrower to the SBA under the following notes, originally given by Edwards Capital Corp., a Delaware corporation (which merged with and into the Borrower), to the SBA: two debentures dated September 23, 1992, in the original principal amount of $3,500,000 and $6,050,000, respectively; a debenture dated June 29, 1994, in the original principal amount of $4,600,000; and a debenture dated September 28, 1994, in the original principal amount of $5,100,000;"

          (iii) amending the definition of "Intercreditor Agreement" to read in its entirety as follows:

               ""Intercreditor Agreement" shall mean that certain Intercreditor
                 -----------------------
          agreement entered into among the Senior Note Agent, the Agent, on behalf of the Banks, the Swing Line Lender and the CP Holders, the Banks, the Senior Note Holders and Fleet, as collateral agent on behalf of the Banks and the Senior Note Holders, substantially in the form of Exhibit B to the Third Amendment, and as such agreement is
                  ---------
          amended from time to time, with the consent of the Agent and the Required Banks."

          (iv) amending the definition of "Initial Term" to delete the date "June 30, 1999" and substitute therefor the date "June 30, 2001;"

          (v) amending the definition of "Minimum Asset Coverage" to read in its entirety as follows:

               ""Minimum Asset Coverage" shall mean, at any time, 120% of the
                 ----------------------
          sum of (i) the aggregate unpaid balance of all Senior Debt at such time and (ii) the aggregate unpaid balance of the SBA Debt at such time."

          (vi) amending the definition of "Net Finance Assets" to restate clause
     (iv) thereof to read in its entirety as follows:

               "(iv) [intentionally left blank], minus"
                                                 -----

          (vii) amending the definition of the term "Percentage" to add to the end thereof the phrase "and/or 2.4 (b) hereof;"

          (viii) amending the definition of "Permitted Debt" to read in its entirety as follows:

               ""Permitted Debt" shall mean the Senior Note Debt, all unsecured
                 --------------
          Indebtedness of Borrower owed to Permitted Lenders (other than the SBA
          Debt), all CP Debt and, until September 1, 1999, the SBA Debt."

          (ix) amending the definition of "Senior Debt" to read in its entirety as follows:

               ""Senior Debt" shall mean all Indebtedness of Borrower
                 -----------
          (including, without limitation, all CP Debt, all Senior Note Debt and the Obligations (as such term is defined in the Borrower Security Agreement)), other than Subordinated Debt and the SBA Debt;"

          (x) amending the definition of "TCC Debt" to read in its entirety as follows:

               ""TCC Debt" shall mean the outstanding amount owed by the
                 --------
          Borrower to the SBA under a debenture dated as of June 24, 1992, originally given by Transportation Capital Corp., a New York corporation (which merged with and into the Borrower), to the SBA in the original principal amount of $5,640,000."

          (xi) amending the definition of "Term Out Date" to read in its entirety as follows:

               ""Term Out Date" shall mean, with respect to each Revolving
                 -------------
          Credit Loan, June 30, 2001, subject, however, in each case, to the renewal provisions set forth in Section 2.10 hereof;"

          (xii) deleting the following definitions "Maximum SBA Collateral," "SBA Collateral," "SBA Secured Debt" and "SBA Security Agreement" and

          (xiii) adding the following new defined terns in appropriate alphabetical position:

               "Medallion SBA Debt" shall mean the outstanding amount owed by
                ------------------
          the Borrower to the SBA under the following notes to the SBA: a debenture dated September 26, 1990, in the original principal amount of $510,000, a debenture dated December 19, 1990, in the original principal amount of $640,000; a debenture dated September 23, 1992, in the original principal amount of $1,950,000; a debenture dated June 29, 1994, in the original principal amount of $900,000; a debenture dated March 29, 1995, in the original principal amount of $1,700,000 and a debenture dated September 27, 1995, in the original principal amount of $500,000;

               "Note Purchase Agreements" shall mean, collectively, those
                ------------------------
          certain identical Note Purchase Agreements dated as of June 1, 1999 by and between the Borrower and each of the Purchasers listed on Schedule A thereto, as the same may hereafter be amended, modified, or supplemented from time to time in accordance with Section 8.10 hereof;

               "SBA Debt" shall mean the Edwards Debt, the TCC Debt and the
                --------
          Medallion SBA Debt in an aggregate principal amount as of the date of the Third Amendment of $31,090,000, as set forth in greater detail on
          Schedule I to the Third Amendment;

               "Senior Note Agent" shall mean Fleet, in its capacity as
                -----------------
          collateral agent under the Senior Notes Security Agreement;

               "Senior Note Debt" shall mean the principal amount of all
                ----------------
          Indebtedness, together with accrued interest thereon, evidenced by the Senior Notes and/or the Note Purchase Agreements;

               "Senior Note Holders" shall mean the holders from time to time of
                -------------------
          the Senior Notes;

               "Senior Notes" shall mean (i) the 7.20% Senior Secured Notes,
                ------------
          Series A, Due June 1, 2004, in a maximum principal amount of $22,500,000 and (ii) the 7.20% Senior Secured Notes, Series B, Due September 1, 2004, in a maximum principal amount of $22,500,000, issued by the Borrower pursuant to the Note Purchase Agreements;

               "Senior Notes Security Agreement" shall mean the Security
                -------------------------------
          Agreement, in substantially the form of Exhibit B to the Third
                                                  ---------
          Amendment, between the Borrower and the Senior Notes Agent for the benefit of the holders from time to time of the Senior Notes, as such agreement is amended from time to time in accordance with the Intercreditor Agreement;

               "Third Amendment" shall mean Amendment Number Three to Loan
                ---------------
          Agreement, dated as of June l, 1999, among the Borrower, the Banks, the Swing Line Lender, the Agent and the Documentation Agent, relating to this Agreement.

     (b) Section 2.4 is hereby amended to (i) change the heading to read "Termination, Reduction and Increase of Aggregate Revolving Credit Commitment,"
(ii) to add an "(a)" to the beginning of such Section and (iii) to add a new subsection (b) thereto to read in its entirety as follows:

          "(b) Increase. Provided that no Default or Event of Default exists or
               --------
     would exist immediately before and after giving effect thereto, the Borrower may at any time and from time to time, at its sole cost and expense, request any one or more of the Banks to increase (such decision to increase the Revolving Credit Commitment of a Bank to be within the sole and absolute discretion of such Bank) its Revolving Credit Commitment, or any other institution reasonably satisfactory to the Agent and the Swing Line Lender to provide a new Revolving Credit Commitment, by submitting an Increase Supplement in the form of Exhibit C to the Third Amendment (an "Increase Supplement"), duly executed by the Borrower and each such Bank
      -------------------
     or other institution, as the case may be. If such Increase Supplement is in all respects reasonably satisfactory to the Agent, the Agent shall execute such Increase Supplement and deliver a copy thereof to the Borrower and each such Bank or other institution, as the case may be. Upon execution and delivery of such Increase Supplement, (i) in the case of each such Bank, such Bank's Revolving Credit Commitment shall be increased to the amount set forth in such Increase Supplement, (ii) in the case of each such other institution, such other institution shall become a party hereto and shall for all purposes of the Loan Documents be deemed a "Bank" with a Revolving Credit Commitment in the amount set forth in such Increase Supplement, (iii) in each case, the Revolving Credit Commitment of such Bank or such other institution, as the case may be, shall be as set forth in the applicable Increase Supplement, and (iv) the Borrower shall contemporaneously therewith execute and deliver to the Agent (x) for each Bank providing an increased Revolving Credit Commitment, a new Revolving Credit Note in the amount of such increased Revolving Credit Commitment and
     (y) for each such other institution providing a new Revolving Credit Conunitment, a Revolving Credit Note in the amount of its Revolving Credit Commitment; provided, however, that:

               (i) immediately after giving effect thereto, the Aggregate Revolving Credit Commitment shall not have been increased pursuant to this Section by an aggregate amount greater than $30,000,000 (taking into account any prior increases);

               (ii) each such increase shall be in an amount not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof,

               (iii) the Aggregate Commitment Amount shall not be increased on more than six occasions;

               (iv) if Revolving Credit Loans shall be outstanding immediately after giving effect to such increase, each such Bank and each such other institution shall enter into a master assignment and acceptance agreement with the other Banks in all respects reasonably satisfactory to such other Banks, pursuant to which each such other Bank shall assign to it a portion of its Revolving Credit Loans necessary to reflect proportionately the Revolving Credit Commitments as adjusted in accordance with this subsection (b), and in connection with such master assignment and acceptance agreement each such other Bank may treat the assignment of LIBO Rate Loans as a prepayment of such LIDO Rate Loans for purposes of Section 2.11 (a) hereof;

               (v) each such other institution shall have delivered to the Agent and the Borrowers all forms, if any, that are required to be delivered by such other institution pursuant to Section 3.3 hereof;

               (vi) within five Business Days after the Agent executes and delivers each Increase Supplement in accordance with the terms hereof, the

          Agent shall revise Exhibit A hereto to reflect the adjustments to the
                             ---------
          Revolving Credit Commitments contemplated by clause (iv) above and shall promptly send a copy thereof to the Banks; and

               (vii) the Agent shall have received such certificates, legal opinions and other items as it shall reasonably request in connection with such increase."

     (c) Section 2.10(b) is hereby amended to restate the second parenthetical thereof to read in its entirety as follows: "(April 30, 2001 in the case of the hlitial Term)."

     (d) Section 2.11 (a) is hereby amended to restate the first parenthetical phrase thereof to read in its entirety as follows: "(including, without limitation, as a consequence of acceleration pursuant to Article IX hereof, a termination, reduction or increase of the Aggregate Revolving Credit Commitment pursuant to Section 2.4 hereof, a voluntary or mandatory prepayment pursuant to
Section 2.5 hereof, or a mandatory conversion pursuant to Section 2.13 hereof)."

     (e) Section 6.1(c) is hereby restated to read in its entirety as follows:
"(c) Intentionally Omitted."

     (f) Section 6.1 (d) is hereby amended to delete therefrom the phrase "reviewed by the Independent Public Accountants and."

     (g) Section 6.15 is hereby amended to delete therefrom the figure "65%" and to substitute therefor the figure "50%."

     (h) Section 7.3 is hereby restated to read in its entirety as follows:

          "Suffer or permit the ratio of (i) Net Finance Assets to (ii) the sum of Senior Debt and the SBA Debt to be less than 1.20:1 at any time."

     (i) Section 8.1(h) is restated to read in its entirety as follows: "(h) Liens securing the Senior Note Debt, subject to the terms and conditions of the Intercrediitor Agreement."

     (j) Section 8.10 is hereby amended to delete therefrom the phrase "(including, without limitation, the SBA Security Agreement)."

     (k) Section 8.15 is hereby restated to read in its entirety as follows:
"Intentionally Omitted."

     (l) Section 8.16 is hereby amended to restate the proviso of subsection
(iv)(2) thereof (including the ensuing; clauses (A) and (B) thereof) to read in its entirety as follows:

          "provided, that, to the extent such Portfolio Purchase does not
           --------  ----
     entirely involve loans secured by New York City taxicab medallions, in addition to the foregoing, (A) the aggregate outstanding principal balances of all loans included in such Portfolio Purchase that are not secured by New York City taxicab medallions, if any, shall not exceed $25,000,000 during any period of twelve consecutive calendar months with respect to all such Portfolio Purchases in the aggregate during such period and (B) such loans that are not secured by New York City taxicab medallions may be purchased only from a qualified SBIC."

     (m) Section 9.1 (f) is hereby restated to read in its entirety as follows:

          "(f) if Borrower shall (i) default in the payment of any principal, interest or premium with respect to any Indebtedness for borrowed money or any obligation which is the substantive equivalent thereof in excess of $250,000, other than Indebtedness under the Revolving Credit Loans, the Swing Line Loans, the Term Loans, or the CP Debt, and such default shall continue for more than the period of grace, if any, therein specified, (ii) default in the performance or observance of any other term, condition or agreement contained in any such obligation or in any agreement relating thereto if the effect thereof is to cause, or, with respect to any such obligation other than the Senior Note Debt, permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause, such obligation to become due prior to its stated maturity or (iii) default in the performance of or compliance with Section 10.4 (Minimum Tangible Net Worth), 10.5 (Maximum Liability Ratio), 10.6 (Minimum Net Finance Assets) or 10.7 (Minimum Net Income to Interest Expense Ratio) of the Note Purchase Agreements."

     (n) Section 10.2 (a) is hereby amended by restating clause (i) thereof to read in its entirety as follows: "(i) increase the Revolving Credit Commitment or Term Loan Commitment of any Bank or (except as provided in Section 2.4 hereof) the Aggregate Revolving Credit Commitment or the Adjusted Aggregate Revolving Credit Commitment."

     (o) Section 11.1(i) is hereby restated to read in its entirety as follows:

               "(i) It is understood by all of the parties to this Agreement that the Agent is acting simultaneously in its capacity as Agent for the Banks and the CP Holders under this Agreement and the Borrower Security Agreement and as Agent for the Senior Holders under the Senior Notes Security Agreement; and accordingly the Agent shall not be liable to any Bank, the Swing Line Lender, any CP Holder, any Paying Agent, the Borrower or the Senior Note Holders (or their successors and assigns) in connection with or in any way directly or indirectly related to its acting in such dual capacity (except for the Agent's own gross negligence or willful misconduct) and each of the Banks hereby consents thereto. All references to the Agent herein shall be construed in accordance with the foregoing so long as the Senior Notes Security Agreement shall remain in full force and effect and as long as the Borrower Security Agreement secures any CP Debt. Furthermore, each Bank expressly
     (i) consents to the Agent's, on behalf of such Bank, entering into the Borrower Security Agreement, provided such document is substantially similar to the form of the document attached as an Exhibit hereto and the Intercreditor Agreement, provided such document is substantially similar to the form of the attached as an Exhibit to the Third Amendment and (ii) agrees that to the extent either the Borrower Security Agreement or the Intercreditor Agreement expressly imposes any, obligation on any Bank it shall comply with each such obligation."

     2. The Borrower hereby represents and warrants to the Agent and each Bank that:

     (a) Each and every of the representations and warranties set forth in the Agreement is true as of the date hereof and with the same effect as though made on the date hereof, and is hereby incorporated herein in full by reference as if fully restated herein in its entirety.

     (b) No Default or Event of Default and no event or condition which, with the giving of notice or lapse of time or both, would constitute such Default or Event of Default, now exists or would exist as a result of this Third Amendment.

     3. All capitalized terms used herein, unless otherwise defined herein, have the same meanings provided therefor in the Agreement.

     4. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to or a waiver of any other term or condition of the Agreement or any of the documents referred to therein or (b) prejudice any right or rights which the Agent or any Bank may now have or may have in the future under or in connection with the Agreement or any documents referred to therein. Whenever the "Agreement" is referred to in the Agreement or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to mean the Agreement as modified by this Third Amendment.

     5. This Third Amendment shall be effective as of the date first above written provided that the Borrower and the Agent shall have received counterparts of this Third Amendment duly signed by the Borrower and each of the Banks and the Agent and each of the following conditions shall have been satisfied, unless waived in writing by the Agent with the consent of the Required Banks:

     (i) Intercreditor Agreement. The Intercreditor Agreement, in form and
         -----------------------
substance satisfactory to the Agent and the Required Banks, shall have been executed and delivered by the parties thereto (the satisfaction of this condition to be evidenced by the execution and delivery of this Third Amendment by the Agent and the Banks);

     (ii) Senior Note Documents. The Agent shall have received copies of the
          ---------------------
Note Purchase Agreements (which may consist of one copy of the body thereof, together with the signature pages of the purchasers party thereto), the form of Senior Notes (and a copy of each Senior Note to be issued as of the date hereof), the Senior Notes Security Agreement and all other documents and instruments delivered at the initial closing contemplated to occur pursuant to the Note Purchase Agreements on the date hereof, certified as true, complete and in full force and effect as of the date hereof by an Authorized Representative of the Borrower (which documents shall be satisfactory in form and substance to the Agent and the Required Banks, the same to be evidenced by the execution and delivery of this Third Amendment by the Agent and the Banks) and the First Closing (as defined in the Note Purchase Agreements), and receipt by the Borrower of the purchase price for the Senior Notes to be purchased at the First Closing, shall have occurred or will occur contemporaneously with the execution of this Third Amendment;

     (iii) Release of SBA Lien. The Agent shall have received evidence
           -------------------
satisfactory to it that (i) the payment of the SBA Secured Debt contemplated to occur on the date hereof shall have been made from the proceeds of the Senior Notes and (ii) the security interest created pursuant to the SBA Security Agreement shall have been released (the satisfaction of this condition to be evidenced by the execution and delivery of this Third Amendment by the Agent and the Banks);

     (iv) SBA Guaranty. The Agent shall have received a copy of Guaranty
          ------------
Agreement dated as of June l, 1999 by and between Medallion Financial Corp. and the SBA relating to the obligations of the Borrower pursuant to the SBA Secured Debt, certified as true, complete and in full force and effect as of the date hereof by an Authorized Representative of the Borrower, which document shall be satisfactory in form and substance to the Agent and the Required Banks (the satisfaction of this condition to be evidenced by the execution and delivery of this Third Amendment by the Agent and the Banks); and

     (v) Resolutions and Incumbency. The Agent shall have received a certificate
         --------------------------
of the Secretary or an Assistant Secretary of the Borrower certifying as to (i) resolutions then in full force and effect of the Board of Directors of the Borrower authorizing the execution and delivery of this Third Amendment and the consummation of the transactions contemplated hereby and (ii) the incumbency and signatures of those of its officers authorized to execute and deliver, and otherwise act with respect to, this Third Amendment, upon which certificate the Agent and each Bank may conclusively rely until they shall have received a further certificate of the Secretary or an Assistant Secretary of the Borrower canceling or amending such prior certificate.

Promptly after the effective date of this Third Amendment, the Agent shall deliver fully executed counterparts of this Third Amendment to each of the Banks, and the Agreement shall consist of the Agreement as amended by this Third Amendment.

     6. This Third Amendment may be executed by the parties hereto individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same agreement.

              [BALANCE OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURES
            CONTINUED ON THE FOLLOWING PAGES BEGINNING WITH PAGE 11]

     IN WITNESS WHEREOF, Borrower, the Agent, the Documentation Agent, the Swing Line Lender and the Banks have caused this Third Amendment to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

                      MEDALLION FUNDING CORP.


                      By:/s/ Alvin Murstein
                         ---------------------------
                      Name: Alvin Murstein
                      Title: Chief Executive Officer


                      By:/s/ Daniel F. Baker
                         ---------------------------
                      Name: Daniel F. Baker
                      Title: Treasurer and Chief
                                Financial Officer


                      FLEET BANK, NATIONAL ASSOCIATION,
                        as Agent, as Swing Line Lender and as one of the Banks


                      By:  Illegible
                         ---------------------------
                        Title: Vice President


                      THE BANK OF NEW YORK,
                        as Documentation Agent and as one of the Banks


                      By:  Illegible
                         ---------------------------
                        Title:


                      BANKBOSTON, N.A.


                      By:  Illegible
                         ---------------------------
                        Title:

                      HARRIS TRUST AND SAVINGS BANK


                      By: Illegible
                         ---------------------------
                        Title: Vice President


                      BANK TOKYO - MITSUBISHI TRUST COMPANY


                      By:/s/ JIM BROWN
                         ---------------------------
                        Name: JIM BROWN
                        Title: Vice President


                      ISRAEL DISCOUNT BANK OF NEW YORK


                      By: Illegible
                         ---------------------------
                        Title: Vice President


                      By: Illegible
                         ---------------------------
                        Title: Vice President


                      EUROPEAN AMERICAN BANK


                      By: Illegible
                         ---------------------------
                        Title: Vice President


                      BANK LEUMI USA


                      By: Illegible
                         ---------------------------
                        Title: Vice President

                      The Chase Manhattan Bank


                      By: Illegible
                         ---------------------------
                        Title: Vice President

                                                                       Exhibit A

                       Form of Borrowing Base Certificate

Sum of:

(i)      Total Investments                                      $
                                                                 --------------
(ii)     Accrued Interest Receivable                            $
                                                                 --------------

(iii) Subtotal (sum of (i) and (ii))                            $
                                                                 --------------

Less:

(iv)     Investments 60 days or more past due                  ($              )
                                                                 --------------
(v)      Accrued Interest 60 days or more past due             ($              )
                                                                 --------------

Plus:

(vi)     75% of New York Medallion Loans
         60 days past due                                       $
                                                                 --------------
(vii)    65% of New York Medallion Loans
         more than 60 but less than 90 days past due            $
                                                                 --------------
(viii)   50% of New York Medallion Loans
         more than 90 but less than 120 days past due
         (provided not in excess of 2% of aggregate
         outstanding principal balance of all
         New York Medallion Loans);                             $
                                                                 --------------

(ix)     Subtotal (sum of (vi) through (viii))                  $
                                                                 --------------

(x)      Total Adjustments ((ix) minus (iv) minus (v))         ($              )
                                                                 --------------

(xi)     Net Finance Assets (excess of (iii) over (x))          $
                                                                 --------------

(xii)    Net Finance Assets x .8333                             $
                                                                 --------------

Plus:

(xiii)   Cash                                                   $
                                                                 --------------

(xiv)    Net Available Borrowing Base                           $
                                                                 --------------

Less:

(xv)     Bank Debt                                              $
                                                                 --------------
(xvi)    Senior Note Debt                                       $
                                                                 --------------
(xvii)   CP Debt                                                $
                                                                 --------------
(xviii)  SBA Debt                                               $
                                                                 --------------

(xix)    Combined Debt (sum of (xv) through (xviii))            $
                                                                 --------------

Net Excess Collateral (excess of (xiv) over xix))*              $
                                                                 --------------

----------
     * To the extent this computation yields a number which represents less than 5% of Net Finance Assets (or if such number is negative), a mandatory prepayment is required pursuant to Section 2.5(c)(ii) of the Loan Agreement.

                                                                       Exhibit B

                        Form of Intercreditor Agreement